                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             AS OF DECEMBER 31, 2000


                                                                                                  Jurisdiction
                                                                                                       of
Name                                                                                              Incorporation
----                                                                                              -------------
Fifth Third Bank                                                                                     Ohio

         The Fifth Third Company                                                                     Ohio

         The Fifth Third Leasing Company                                                             Ohio

               The Fifth Third Auto Leasing Trust                                                    Delaware

         Midwest Payment Systems, Inc.                                                               Ohio

         Midwest Payment Systems East, Inc.                                                          New York

         Fifth Third International Company                                                           Kentucky

               Fifth Third Trade Services Limited                                                    Hong Kong

         Fidelity Calvin Corporation                                                                 Ohio

         American Home Foundation                                                                    Ohio

         Fifth Third Real Estate Capital Markets Company                                             Ohio

         Fifth Third Holdings, LLC                                                                   Illinois

         Fifth Third Mortgage Insurance Reinsurance Company                                          Vermont

         Fifth Third Mortgage Company                                                                Ohio

              Fifth Third Real Estate Investment Trust, Inc.                                         Maryland

         C.F. Property Management Company                                                            Ohio

         Fifth Third Insurance Agency, Inc.                                                          Ohio

Fifth Third Bank, Kentucky, Inc.                                                                     Kentucky

Fifth Third Bank, Northern Kentucky, Inc.                                                            Kentucky

                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                             AS OF DECEMBER 31, 2000


                                                                                                  Jurisdiction
                                                                                                       of
Name                                                                                              Incorporation
----                                                                                              -------------
Fifth Third Bank, Indiana                                                                            Michigan

         Home Equity of America                                                                      Ohio

         Community Financial Services, Incorporated                                                  Indiana

               Pedcor Investments 1994 XX LP                                                         Indiana

Fifth Third Bank, Southwest, F.S.B.                                                                  Federal

         Calvin Securities, Inc.                                                                     Arizona

Fifth Third Bank, Florida                                                                            Florida

Fifth Third Insurance Services, Inc.                                                                 Indiana

CNB Capital Trust I                                                                                  Indiana

Fifth Third Securities, Inc.                                                                         Ohio

Fifth Third Community Development Corporation                                                        Indiana

Fifth Third Investment Company                                                                       Ohio

Fountain Square Insurance Company                                                                    Arizona

Heartland Capital Management, Inc.                                                                   Indiana

Fifth Third Real Estate Resources, Inc.                                                              Ohio